Exhibit 10.3

股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	吴益民（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Wu Yimin (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙	方： 北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币7,070,439元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 7,070,439 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币7,070,439元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 7,070,439 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	吴益民
Party B:	Wu Yimin
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	吴益民
Attn:	Wu Yimin
电话：	13901012864
Phone:	13901012864

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	吴益民
Party B:	Wu Yimin

签字：
By:	/s/ Wu Yimin

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年        5      月       27        日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲	方： 讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	姜冬良（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Jiang Dongliang (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX ; and

丙	方： 北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币1,717,278.94元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 1,717,278.94 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币1,717,278.94元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 1,717,278.94 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China

收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	姜冬良
Party B:	Jiang Dongliang
地址：	北京市海淀区西二旗智学苑9-10-602
Address:	9-10-602 Zhixueyuan, Xi Er Qi, Haidian District, Beijing
收件人：	姜冬良
Attn:	Jiang Dongliang
电话：	13801213400
Phone:	13801213400

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	姜冬良
Party B:	Jiang Dongliang

签字：

By:	/s/ Jiang Dongliang

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	翁兵（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Weng Bing (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX ; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，g质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币1,574,540元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB1,574,540 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币1,574,540元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 1,574,540 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	翁兵
Party B:	Weng Bing
地址：	上海杨浦区佳木斯路321弄1号501室
Address:	Room 1/501, No.321, Jiamusi Road, Yangpu District, Shanghai
收件人：	翁兵
Attn:	Weng Bing
电话：	18901323029
Phone:	18901323029

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	翁兵
Party B:	Weng Bing

签字：
By:	/s/ Weng Bing

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Limited (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	孟继（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Meng Ji (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，g质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币473,380元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 473,380 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币473,380元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 473,380 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Limited
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	孟继
Party B:	Meng Ji
地址：	安徽合肥电子商务产业园二期1#602
Address:	1#602 Er Qi, Commercial Industrial Park, Hefei, Anhui Province
收件人：	孟继
Attn:	Meng Ji
电话：	18298005111
Phone:	18298005111

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	孟继
Party B:	Meng Ji

签字：
By:	/s/ Meng Ji

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	王江（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Wang Jiang (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币94,680元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 94,680 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币94,680元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 94,680 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th, 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th, 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th, 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第 7.3 条的规定，质权人可在按第 8.1 条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	王江
Party B:	Wang Jiang
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	王江
Attn:	Wang Jiang
电话：	18796608308
Phone:	18796608308

丙方：	北京讯鸟软件有限公司
Party C: .	Beijing Infobird Software Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公（章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	王江
Party B:	Wang Jiang

签字：
By:	/s/ Wang Jiang

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司 （下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	李玉江（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Li Yujiang (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，g质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币368,387元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 368,387 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币368,387元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 368,387 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th, 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th, 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th, 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第 7 条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	李玉江
Party B:	Li Yujiang
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	李玉江
Attn:	Li Yujiang
电话：	13910227171
Phone:	13910227171

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	李玉江
Party B:	Li Yujiang

签字：
By:	/s/ Li Yujiang

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司 （下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3 ；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	陈勇良（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Chen Yongliang (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX ; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币529,140元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 529,140 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币529,140元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 529,140 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th, 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th, 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th, 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	陈勇良
Party B:	Chen Yongliang
地址：	北京市海淀区北三环西路43号青云当代大厦1607
Address:	Room 1607, Qingyundangdai Building, No.43 Beisanhuan West Road, Haidian District, Beijing
收件人：	陈勇良
Attn:	Chen Yongliang
电话：	18911697088
Phone:	18911697088

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	陈勇良
Party B:	Chen Yongliang

签字：
By:	/s/ Chen Yongliang

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司 （下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3 ；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	邱平荣（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Qiu Pingrong (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX ; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币482,597.06元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 482,597.06 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币482,597.06元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 482,597.06 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	邱平荣
Party B:	Qiu Pingrong
地址：	北京市海淀区万柳光大西园1-6-0728
Address:	1-6-0728, Wanliuguangda West part, Haidian District, Beijing
收件人：	邱平荣
Attn:	Qiu Pingrong
电话：	13801261853
Phone:	13801261853

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	邱平荣
Party B:	Qiu Pingrong

签字：
By:	/s/ Qiu Pingrong

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司 （下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3 ；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	李治国（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Li Zhiguo (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币148,384元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 148,384 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币148,384元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 148,384 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	李治国
Party B:	Li Zhiguo
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	李治国
Attn:	Li Zhiguo
电话：	13801066303
Phone:	13801066303

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	李治国
Party B:	Li Zhiguo

签字：
By:	/s/ Li Zhiguo

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司 （下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3 ；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	喻濯珂（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Yu Zhuoke (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币818,943元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 818,943 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币818,943元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 818,943 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	喻濯珂
Party B:	Yu Zhuoke
地址：	北京市丰台区广安路9号国投财富广场1号楼12A01室
Address:	Room 12A01, Guotoucaifu Square, No.9 Guangan Road, Fengtai District, Beijing
收件人：	陈利
Attn:	Chen Li
电话：	13811376790
Phone:	13811376790

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	喻濯珂
Party B:	Yu Zhouke

签字：
By:	/s/ Yu Zhouke

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5   月   27   日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	王睿（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Wang Rui (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币818,943元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 818,943 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币818,943元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 818,943 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	姜冬良
Party B:	Wang Rui
地址：	北京市丰台区广安路9号国投财富广场1号楼 12A01 室
Address:	Room 12A01, Guotoucaifu Square, No.9 Guangan Road, Fengtai District, Beijing
收件人：	陈利
Attn:	Chen Li
电话：	13811376790
Phone:	13811376790

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	王睿
Party B:	Wang Rui

签字：

By:	/s/ Wang Rui

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5   月   27   日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	郭建峰（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Guo Jianfeng (hereinafter "Pledgor"), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币8,733元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 8,733 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币8,733元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 8,733 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	郭建峰
Party B:	Guo Jianfeng
地址：	北京市昌平区北七家镇王府温馨公寓4-2-301
Address:	Room 301, No.4-2, Wang Fu Wen Xin Apartment, North Qi Jia Town, Changping District, Beijing
收件人：	郭建峰
Attn:	Guo Jianfeng
电话：	13651077909
Phone:	13651077909

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	郭建峰
Party B:	Guo Jianfeng

签字：

By:	/s/ Guo Jianfeng

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5   月   27   日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	洪浩（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Hong Hao (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币8733元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 8733 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币818,943元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 8733 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	洪浩
Party B:	Hong Hao
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	洪浩
Attn:	Hong Hao
电话：	13683324123
Phone:	13683324123

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	洪浩
Party B:	Hong Hao

签字：

By:	/s/ Hong Hao

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	鞠静（下称“出质人”），一位中国公民，其身份证号码：XX ；及
Party B:	Ju Jing (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，g质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币43,698元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 43,698 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币43,698元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 43,698 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	鞠静
Party B:	Ju Jing
地址：	北京市丰台区方庄紫芳园二区二号楼二单元702
Address:	Room 702, Section 2, Building 2, No.2 Zifangyuan 2nd District, Fengtai District, Beijing
收件人：	鞠静
Attn:	Ju Jing
电话：	18018558666
Phone:	18018558666

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	鞠静
Party B:	Ju Jing

签字：
By:	/s/ Ju Jing

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5  月   27  日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	吴为民（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Wu Weimin (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，g质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币523,693元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 523,693 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币523,693元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 523,693 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	吴为民
Party B:	Wu Weimin
地址：	北京市朝阳区阜荣街15号嘉美风尚中心1号楼6单元401室
Address:	Room 402, Section 6, Building 1, Jiameifengshang Center, No.15 Furong Street, Chaoyang District, Beijing
收件人：	吴为民
Attn:	Wu Weimin
电话：	13901240482
Phone:	13901240482

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	吴为民
Party B:	Wu Weimin

签字：
By:	/s/ Wu Weimin

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5  月   27  日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	苗满林（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Miao Manlin (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，g质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币87,282元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 87,282 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币87,282元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 87,282 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	苗满林
Party B:	Miao Manlin
地址：	广东省广州市天河区中山大道西89号华景软件园A1617
Address:	Room A1617, Huajing Software Park, No.89 Zhongdan West Revenue, Tianhe District, Guangzhou, Guangdong Province
收件人：	苗满林
Attn:	Miao Manlin
电话：	13901381148
Phone:	13901381148

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	苗满林
Party B:	Miao Manlin

签字：
By:	/s/ Miao Manlin

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。
Exclusive Business Cooperation Agreement.

4.	独家购买权协议
Exclusive Option Agreement

5.	授权委托书
Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5   月   27   日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	林军（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Lin Jun (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币43,641元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 43,641 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币43,641元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 43,641 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	林军
Party B:	Lin Jun
地址：	四川省成都市武侯区桐梓林北路6号中华园12-1-D
Address:	12-1-D Zhonghua Park, No.6 Tongzilin North Road, Wuhou District, Chengdu, Sichuan Province
收件人：	林军
Attn:	Lin Jun
电话：	13980995511
Phone:	13980995511

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	林军
Party B:	Lin Jun

签字：

By:	/s/ Lin Jun

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5   月   27   日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	肖乐健（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Xiao Lejian (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币349,298元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 349,298 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币349,298元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 349,298 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	肖乐健
Party B:	Xiao Lejian
地址：	北京市朝阳区北苑红军营南路15号院瑞普大厦C座801室
Address:	Room 801, Building C Ruipu Building, No.15 Courtyard Beiyuanhongjunying South Road, Chaoyang District, Beijing
收件人：	肖乐健
Attn:	Xiao Lejian
电话：	13601222473
Phone:	13601222473

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	肖乐健
Party B:	Xiao Lejian

签字：

By:	/s/ Xiao Lejian

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5   月   27   日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	闫林德（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Yan Linde (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币43,641元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 43,641 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币43,641元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 43,641 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	闫林德
Party B:	Yan Linde
地址：	北京市海淀区西二旗智学苑9-10-602
Address:	9-10-602 Zhixueyuan, Xi Er Qi, Haidian District, Beijing
收件人：	闫林德
Attn:	Yan Linde
电话：	13801213400
Phone:	13801213400

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	闫林德
Party B:	Yan Linde

签字：

By:	/s/ Yan Linde

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于 2020 年   5   月   27   日在中华人民共和国（下称“中国”）北京市签署：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：	讯鸟数字科技（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3；
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China;

乙方：	林乃臻（下称“出质人”），一位中国公民，其身份证号码：XX；及
Party B:	Lin Naizhen (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: XX; and

丙方：	北京讯鸟软件有限公司，一家依照中国法律设立和存在的有限责任公司，地址为北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内1。
Party C:	Beijing Infobird Software Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	在本协议签署日，出质人持有丙方人民币1,419,166元的注册资本。丙方是一家在中国北京注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

As of the date hereof, the Pledgor holds RMB 1,419,166 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.	质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

3.	为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2	质押股权：指出质人现在持有丙方人民币1,419,166元的注册资本，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to RMB 1,419,166 in the registered capital of Party C currently held by Pledgor, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

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1.4	交易文件：指丙方与质权人于 2020 年 5 月 27 日签订的独家业务合作协议（下称“独家业务合作协议”）；出质人、丙方与质权人于 2020 年 5 月 27 日签订的独家购买权协议（下称“独家购买权协议”）；和出质人于 2020 年 5 月 27 日签署的授权委托书（下称“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on May 27th , 2020 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on May 27th , 2020 (the “Exclusive Option Agreement”), Power of Attorney executed on May 27th , 2020 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6	担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

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2.	质权

Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2	在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of all applicable taxes paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，在扣除出质人缴纳的所有有关税费后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation (after deduction of all applicable taxes paid by Pledgor) shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

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3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（下称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未在任何重大方面履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness in any material aspect, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.	出质人和丙方的陈述和保证

Representations and Warranties of Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别且陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让质押股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经各自取得其公司内部批准和第三方的同意及批准（若需）以签署、交付和履行本协议。

Pledgor and Party C have respectively obtained any and all corporate approvals and any and all consents from third parties (if required) for execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺

Covenants of Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2	出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，在适用法律允许的范围内，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, to the extent permissible under the applicable laws, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人在任何重大方面不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions in any material aspect, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	出质人在任何重大方面对其在交易文件及/或本协议项下的任何义务的违反；

Pledgor’s any breach to any obligations in any material aspect under the Transaction Documents and/or this Agreement.

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7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（ 20 ）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任

Breach of Agreement

9.1	若出质人实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人给予最高限额为乙方持有丙方的注册资本额的损害赔偿；本第 9 条不应妨碍质权人在本协议下的任何其他权利；

If Pledgor conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor to indemnify damages up to the limit of the registered capital Party B held in Party C; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2	若丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.3	除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.	转让

Assignment

10.1	除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

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10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.	终止

Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2	本协议第9、 13 、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁语言应为中文。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration proceedings shall be conducted in Chinese. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	讯鸟数字科技（北京）有限公司
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
地址：	北京市朝阳区利泽中一路1号院2号楼 13 层办公 A12A05 内3
Address:	Room A12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

乙方：	林乃臻
Party B:	Lin Naizhen
地址：	深圳市福田区红荔西路7018号凯旋豪庭二楼办公室
Address:	2nd Floor, Kaixuanhaoting, No.7018 Hongli West Road,Futian District, Shenzhen
收件人：	林乃臻
Attn:	Lin Naizhen
电话：	13570825800
Phone:	13570825800

丙方：	北京讯鸟软件有限公司
Party C:	Beijing Infobird Software Co., Ltd.
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing
收件人：	周莲芳
Attn:	Zhou Lianfang
电话：	13522343325
Phone:	13522343325

15.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效

Effectiveness

18.1	本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	讯鸟数字科技（北京）有限公司 （章）
Party A:	Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

乙方：	林乃臻
Party B:	Lin Naizhen

签字：

By:	/s/ Lin Naizhen

丙方：	北京讯鸟软件有限公司（章）
Party C:	Beijing Infobird Software Co., Ltd. (Seal)

签字：
By:	/s/ Wu Yimin
姓名：	吴益民
Name:	Wu Yimin
职位：	法定代表人
Title:	Legal Representative

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附件：

Attachments:

1.	丙方股东名册；

Shareholders’ Register of Party C;

2.	丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.	独家业务合作协议。

Exclusive Business Cooperation Agreement.

4.	独家购买权协议

Exclusive Option Agreement

5.	授权委托书

Power of Attorney

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